SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002
                                                         -----------------



                                EATON VANCE CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)



      Maryland                            1-8100                  04-2718215
------------------              ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


255 State Street, Boston, Massachusetts                                  02109
---------------------------------------                               ----------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------

                       INFORMATION INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     Eaton Vance Corp. (the "Registrant") has reported that Eaton Vance Management ("EVM"), the Registrant's primary operating company, was not required to repurchase any of its Zero Coupon - Senior Exchangeable Notes due 2031 as of the close of business on Wednesday, November 13, 2002. As a result, $116,386,638 ($178,850,000 aggregate principal amount at maturity) of the Notes remain outstanding. Noteholders have the right to cause EVM to repurchase the Notes at their accreted value on August 13th of 2004, 2006, 2011, 2016, 2021, and 2026. Registrant's related news release dated November 14, 2002, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Exhibit No.        Document
     -----------        --------
     99.1               Press release issued by the Registrant dated
                        November 14, 2002.

                                     2 of 5

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EATON VANCE CORP.
                                (Registrant)


Date: November 14, 2002         /s/ William M. Steul
      -----------------         -----------------------------------------
                                William M. Steul, Chief Financial Officer

                                     3 of 5

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:


Exhibit No.     Description
-----------     -----------

99.1            Copy of Registrant's news release dated November 14, 2002.

                                     4 of 5

                                                                    EXHIBIT 99.1

--------------------------------------------------
NEWS RELEASE
--------------------------------------------------
               Eaton Vance Corp.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
--------------------------------------------------

                                                           November 14, 2002


                                                           FOR IMMEDIATE RELEASE


  EATON VANCE ZERO COUPON-SENIOR EXCHANGEABLE NOTES DUE 2031 REMAIN OUTSTANDING

Boston, MA - EATON VANCE CORP. (NYSE: EV) announced today that it was not required to repurchase any of its Zero Coupon Senior Convertible Notes due 2031 as of the close of business, Wednesday, November 13, 2002. As a result, $116,386,638 ($178,850,000 aggregate principal amount at maturity) of the notes remain outstanding. Holders of the notes will not have another opportunity to require Eaton Vance to repurchase the notes until August 13, 2004.

Eaton Vance Management, a subsidiary of Eaton Vance Corp., and its affiliates currently manage over $55 billion in mutual funds, managed accounts, and institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.

Certain matters discussed in this press release and in public statements relating to the release may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including those detailed from time to time in Eaton Vance Corp.'s filing with the Securities and Exchange Commission. (Reference is hereby made to Eaton Vance Corp. Annual Report to shareholders and to its Form 10-K for the year ended October 31, 2001.) Eaton Vance Corp. will not update any forward-looking statements made in this press release to reflect future events or developments.

                                     5 of 5